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                                                                    Exhibit 99.5

                                                                          Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-A


     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, (First USA"), as Transferor and Servicer, First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the August 15, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the July, 2000, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to the Class A
     Certificateholders, per $1,000 original certificate principal amount.

     (1)  The total amount of the distribution to Class A
          Certificateholders, per $1,000 original certificate
          principal amount                                       $   5.4586458

     (2)  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original certificate
          principal amount                                       $   5.4586458

     (3)  The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original certificate
          principal amount                                       $   0.0000000
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B)  Class A Investor Charge Offs and Reimbursement of
    Charge Offs

     (1)  The amount of Class A Investor Charge Offs            $    0.0000000

     (2)  The amount of Class A Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                          $    0.0000000

     (3)  The total amount reimbursed in respect of Class A
          Investor Charge Offs                                  $    0.0000000

     (4)  The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount          $    0.0000000

     (5)  The amount, if any, by which the outstanding
          principal balance of the Class A  Certificates
          exceeds the Class A Invested  Amount after giving
          effect to all transactions on such Distribution Date  $    0.0000000

C)   Information Regarding Distributions to the Class B
     Certificateholders, per $1,000 original certificate principal amount.

     (1)  The total amount of the distribution to Class B
          Certificatedholders, per $1,000 original
          certificate principal amount                          $    5.6398959

     (2)  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original
          cerificate principal amount                           $    5.6398959

     (3)  The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original cerificate
          principal amount                                      $    0.0000000
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                                                                          Page 3

D)   Class B Investor Charge Offs and Reimbursement of
     Charge Offs

     (1)  The amount of Class B Investor Charge Offs             $    0.0000000

     (2)  The amount of Class B Investor Charge Offs set forth
          in paragraph 1 above, per $1,000 original certificate
          principal amount                                       $    0.0000000

     (3)  The total amount reimbursed in respect of Class B
          Investor Charge Offs                                   $    0.0000000

     (4)  The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount                  $    0.0000000

     (5)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the
          Class B Invested Amount after giving effect to all
          transactions on such Distribution Date                 $    0.0000000


                     First USA Bank, National Association,
                     as Servicer


                     By  /s/ Tracie H. Klein
                       -----------------------------
                         Tracie H. Klein
                         First Vice President